Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of PG&E Corporation for the year ended December 31, 2010 (“Form 10-K”), I, Peter A. Darbee, Chairman, Chief Executive Officer, and President of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	the Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

PETER A. DARBEE
PETER A. DARBEE
Chairman, Chief Executive Officer, and President

February 17, 2011

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of PG&E Corporation for the year ended December 31, 2010 (“Form 10-K”), I, Kent M. Harvey, Senior Vice President and Chief Financial Officer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	the Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

KENT M. HARVEY
KENT M. HARVEY
Senior Vice President and
Chief Financial Officer

February 17, 2011